UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO

                           SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                 Date of Earliest Event Reported: June 22, 2004

                        Commission File Number 000-31249

                            CRITICAL HOME CARE, INC.

             (Exact name of registrant as specified in its charter)

          NEVADA                                       88-0331369
(State or other jurisdiction of                (I.R.S. Employer I.D. Number)
incorporation or organization)

   26777 CENTRAL PARK BLVD., SUITE 200
   SOUTHFIELD, MI                                               48076
(Address of principal executive offices)                      Zip Code

                    Registrant's telephone no.: 248-352-7530

Item 4.    Changes in Registrant's Certifying Accountant

(a)        Previous Independent Accountants

         The Board of Directors and Audit Committee of the Board of Directors of Critical Home Care, Inc., dismissed its independent accountant, Marcum & Kliegman, LLP, on June 22, 2004. The reports of Marcum & Kliegman, LLP on the consolidated financial statements of Critical Home Care, Inc. as of September 30, 2003 and December 31, 2002 for the nine months and year then ended contain no adverse opinions or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the consolidated financial statements of Critical Home Care, Inc. as of September 30, 2003 and December 31, 2002 for the nine months and year then ended, and during the interim period between October 1, 2003 and June 22, 2004, there have been no disagreements with Marcum & Kliegman, LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum & Kliegman, LLP would have caused it to make reference thereto in its report on the consolidated financial statements for such periods. Critical Home Care, Inc. has requested that Marcum & Kliegman, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Such letter is attached hereto as Exhibit 99.1.

         None of the events described in Regulation S-K 304(a)(1)(v) occurred during the most recent two fiscal years and the subsequent period to June 22, 2004.

(b)      New Independent Accountants

         The Board of Directors of Critical Home Care, Inc., with the approval of the Audit Committee of the Board of Directors, engaged BDO Seidman, LLP as the Company's new independent accountants as of June 22, 2004. During the fiscal year ended on September 30, 2003, the nine months and year ended on December 31, 2002, and during the interim period ended on June 22, 2004, Critical Home Care, Inc. did not consult with BDO Seidman, LLP regarding the application of accounting principles to any specific transaction, whether completed or proposed, on the type of audit opinion that might be rendered on Critical Home Care, Inc.'s consolidated financial statements, or on any other matter that was either the subject of a disagreement or a reportable event.

Item 5.    Other Events

(a)      Change in Principal Executive Offices

         Effective June 22, 2004, Critical Home Care, Inc. changed its principal executive offices from Westbury, New York to 26777 Central Park Boulevard, Suite 200, Southfield, Michigan, 48076.

(b)      Resident Agent and Registered Office in Michigan

         Effective June 22, 2004, Critical Home Care, Inc. appointed Michael D. Gibson as its resident agent in Michigan. Effective June 22, 2004, Critical Home Care, Inc. designated the location of its registered office in Michigan as 500 Woodward Avenue, Suite 2500, Detroit, Michigan 48226.

(c)      Appointment to Board of Directors

         Effective June 15, 2004, John T. Thornton was appointed to the Board of Directors of Critical Home Care, Inc. Mr. Thornton will also serve as Chairman of the Company's Audit Committee. The other Audit Committee members are Mitchell Cooper, a director of Critical Home Care, Inc., and Larry Kuhnert, President and Chief Operating Officer of Critical Home Care, Inc. and a director.

         A press release by which the Company intends to announce these matters is attached as Exhibit 99.2 and is incorporated herein by this reference.

Item 7.    Financial Statements, Proforma Financial Information and Exhibits

Exhibit 99.1  Marcum & Kliegman, LLP Letter Related to Item 4.
Exhibit 99.2  Press Release Related to Item 5.


Item 8.    Change in Fiscal Year

         On June 22, 2004, the Board of Directors of Critical Home Care, Inc. adopted a resolution approving a change in the Company's fiscal year end to March 31, effective as of March 31, 2004. Previously, the Company maintained a fiscal year ending on September 30 and fiscal quarters ending on December 31, March 31, and June 30. The Company's current quarterly period will end on June 30, 2004, with subsequent quarterly periods ending on September 30, 2004 and December 31, 2004. The Company intends to file an annual report on Form 10-KSB for the transition period from October 1, 2003 through March 31, 2004. Form 10-KSB is required to be filed with the Securities and Exchange Commission on or before September 20, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Critical Home Care, Inc.



                                               By:  /s/ John E. Elliott II
                                              --------------------------------
                                              John E. Elliott II

                                               Its:  Chairman of the Board
                                                     and Chief Executive Officer